Exhibit 99.5

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THE WARRANT REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND
HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THIS WARRANT AND ANY SHARES OF STOCK ACQUIRED UPON EXERCISE HEREOF MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE ISSUER HEREOF.

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                               WARRANT TO PURCHASE
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       OF
                              MICROLOG CORPORATION


Number         of 10                                              ,        2001
       -------                             ------------------------  ------
                                                                     Issue Date

TO PURCHASE TEN (10) SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK.

VOID AFTER 5:00 P.M. Philadelphia time on September 25, 2004.


         This Warrant Certificate certifies that, for value received, TFX Equities Incorporated, a Delaware corporation, or its registered assigns, is entitled, subject to the terms and conditions hereinafter set forth, at or before 5:00 p.m., Philadelphia Pennsylvania time, on September 25, 2004 (the "Expiration Date") to purchase from Microlog Corporation, a Virginia corporation (the "Company") ten (10) shares of Series A Convertible Preferred Stock, par value $0.01 per share (the "Series A Stock") of the Company, at the purchase price of Two Thousand Six Hundred Twenty-Five Dollar ($2,625) per share. Such number of shares of Common Stock purchasable upon exercise of this Warrant and the purchase price therefor are subject to adjustment from time to time as set forth herein. Such purchase price per share, as may be adjusted from time to time, is hereinafter referred to as the "Purchase Price."

         The Issue Date hereof (the "Issue Date") is the date stated above, notwithstanding that this Certificate shall have been executed and delivered on any other date.

         1. Series. This Warrant is one of a duly authorized series of warrants (the "Warrants") for the purchase of one hundred (100) shares of Series A Stock in the aggregate issuable pursuant to that certain Credit Facility Agreement by and among the Company,

Microlog Corporation of Maryland, a Maryland corporation and TFX Equities Incorporated, a Delaware corporation, dated as of September 25, 2001.

         2. Exercise of Warrant. This Warrant may be exercised by the registered holder hereof by surrender of this Warrant Certificate to the Company at its principal office on any business day on or prior to the Expiration Date, with the Subscription Form constituting a part hereof duly completed and executed, accompanied by payment of the Purchase Price for the shares so purchased. Such Purchase Price shall be paid in lawful money of the United States of America in cash or by bank certified or cashier's check.

             The purchase rights represented by this Warrant Certificate are exercisable at the option of the registered owner hereof in whole or in part from time to time on or prior to the Expiration Date. As promptly as practicable after any such exercise of this Warrant the Company will issue to such registered holder, or on such registered holder's order, a certificate or certificates for the number of shares of Series A Stock for the purchase of which this Warrant was so exercised and, if this Warrant shall have been exercised only in part, will issue to and register in the name of such holder a new Warrant Certificate of like form and Issue Date for the purchase of such number of shares of Series A Stock, or fraction thereof, as shall not have been purchased by such exercise (the "Remaining Shares"). Such exercise shall be deemed to have been effected immediately before the close of business on the day when this Warrant shall have been so exercised, and each person in whose name any certificate for shares of the Series A Stock shall be issuable upon such exercise shall be deemed to have become at such time on such day the holder of record of the shares of Series A Stock represented thereby.

         3. Payment of Taxes. The Company shall pay any and all taxes (including but not limited to all documentary stamp taxes, if any) attributable to the issuance and delivery of the share of Series A Stock upon exercise of this Warrant.

         4. Reservation of Shares; Amendment of Articles.
            ---------------------------------------------

                  i. The Company will at all times reserve and keep available out of its authorized, unissued and unreserved capital stock, solely for issuance upon the exercise in full of this Warrant, such number of shares of Series A Stock which may be issued upon exercise in full of this Warrant.

                  ii. From the date of this Agreement until the effective date of the amendment to the Company's Articles of Incorporation as described in Paragraph (iii) of this Article, the Company will at all times reserve and keep available out of its authorized, unissued and unreserved shares of Common Stock the full number of the authorized and unissued shares of Common Stock unreserved for other purposes at September 25, 2001 and all shares of Common Stock which are authorized and unissued and become unreserved in the future, solely for the issuance upon conversion of the Series A Stock which may be issued upon exercise of the Warrants.

                  iii. As soon as practical but in any event within twelve (12) months of the Issue Date, the Company shall convene a meeting of the shareholders of the Company for the purpose of considering an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock to such number as will permit the Company to reserve and keep available out of its authorized, unissued and unreserved Common Stock such number of shares as may be issuable by the Company upon the conversion in full of all shares of Series A Stock purchasable upon the exercise in full of all of the Warrants.

                  iv. Upon such amendment being approved by the shareholders of the Company and becoming effective, the Company will thereafter at all times reserve and keep available out of its authorized, unissued and unreserved Common Stock such number of shares as may be issuable by the Company upon the conversion in full of all shares of Series A Stock purchasable upon the exercise in full of all of the Warrants.

         5. Share to be Validly Issued. The Company covenants that the Series A Stock issued upon exercise of this Warrant will be duly authorized, validly issued, fully paid and nonassessable. At or before taking any action which would cause an adjustment pursuant to Section 6 reducing the Purchase Price below the then par value of the shares of Series A Stock issuable upon exercise of this Warrant, the Company will take such corporate action as may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Series A Stock at the Purchase Price as so adjusted.

         6. Adjustments.
            ------------

             a. Issue of Additional Shares.
                --------------------------

                  i. Adjustment of Purchase Price. If (I) Company shall, at any time after the Issue Date, issue or sell any shares of Common Stock or any securities convertible into or exchangeable for Common Stock ("Convertible Securities") or any option or right to subscribe for or purchase Common Stock or Convertible Securities, in any transaction or series of related transactions, to a third party or parties not affiliated with TFX Equities Incorporated or another holder of this warrant, and (II) the Comparative Price (as defined herein) is less than the Purchase Price in effect immediately prior to such issuance or sale; then the Purchase Price shall be adjusted forthwith upon each such issue or sale so that the new Purchase Price in effect following such issuance or sale shall be equal to the Comparative Price. Notwithstanding the foregoing, no adjustment of the Purchase Price shall be made in an amount less than $0.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time of, and together with, the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to $0.01 or more per share.

                  ii. Defined Terms.
                      --------------

                      (1) the term "Comparative Price" shall mean the product of the Per Share Consideration (as defined herein) multiplied by 1.4 multiplied by the Conversion Factor (as defined herein).

                      (2) the term "Conversion Factor" shall mean, the number of shares of Common Stock into which each share of Series A Stock may be converted. Accordingly, the initial the Conversion Factor is equal to 7,500.

                      (3) the term "Per Share Consideration" shall mean the number of shares of Common Stock issued (or issuable pursuant to the Convertible Securities) divided by the aggregate consideration received by the Company therefor, calculated as follows:

                          (a) In case of the issue or sale of shares of Common
Stock for cash, the consideration received by the Company therefor shall be deemed to be the cash proceeds received by the Company for such shares before deducting any commissions or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issue or sale of such shares.

                          (b) In case of the issue or sale (otherwise than upon
conversion or exchange of Convertible Securities) of shares of Common Stock for a consideration other than cash in whole or in part, the amount of the consideration other than cash received by the Company for such shares shall be the value of such consideration as reasonably determined in good faith by the Board of Directors of the Company.

                          (c) In case the Company shall issue or sell any such
Convertible Securities or in any manner grant any such option or right to subscribe for or to purchase Common Stock or any Convertible Securities, the consideration per share for which Common Stock is issuable pursuant thereto shall be determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of or issuing such rights or options or Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof by (ii) the total maximum number of shares of Common Stock issuable pursuant to such rights or options or upon the conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options, all determined without giving effect to any provisions of such rights, options or Convertible Securities for adjustment of such minimum prices or maximum amount of Convertible Securities or shares of Common Stock in the event of contingencies. No further adjustment of the Purchase Price shall be made upon the actual issue of Common Stock or Convertible Securities issuable upon exercise of such rights or options or provisions for conversion or exchange.

                          (d) In case of the grant of any rights or options or
the issue or sale of any Convertible Securities referred to in the preceding paragraph (c), and no minimum price is specified in such options, rights or Convertible Securities but shares of Common Stock or Convertible Securities are issuable upon exercise, conversion or exchange thereof at a price related to the market value of such shares of Common Stock or Convertible Securities, the minimum price per share for which Common Stock is issuable pursuant to such rights or options or upon conversion or exchange of such Convertible Securities, and the minimum amount of consideration payable upon exercise of such rights or options or upon conversion or exchange of such Convertible Securities, shall be deemed, for the purposes of the preceding paragraph (c), to be a price or amount bearing the same relation to the market value of such shares of Common Stock or Convertible Securities at the time such rights or options are granted or, in the case of Convertible Securities issued otherwise than pursuant to any such right or option, such Convertible Securities are issued or sold; provided that such further adjustment as shall be necessary on the basis of the actual exercise, conversion or exchange price at the time of exercise, conversion or exchange shall be made at such time if such actual price is less than such assumed price.

                          b. Consolidation; Merger. In case of any consolidation
or merger of the Company with or into any corporation or the merger of any corporation into the Company or any sale, lease or other conveyance to another person of all or any substantial part of the property of the Company, the holder hereof shall have the right to exercise this Warrant thereafter (but not after the Expiration Date) in the same manner and effect as it might have been exercised to purchase shares of Series A Stock immediately prior to such event. Upon such exercise, the holder of the Series A Stock shall have the benefit of all of the provisions set forth in the articles of amendment to the articles of incorporation establishing the Series A Stock (the "Articles of Amendment"), including without limitation the provisions of Paragraph 6(d)(ii) of the Articles of Amendment.

                          c. Reclassification of Shares. In case the Company
shall, at any time after the Issue Date, change as a whole the outstanding shares of its Common Stock into a different number or class of shares (by subdivision, consolidation, reclassification of shares or otherwise), the term "Common Stock" herein shall thereafter refer to such different number and class of shares, and the Purchase Price in effect immediately prior to such event shall be proportionately adjusted.

                          d. Notice of Adjustment. Whenever the Purchase Price
is required to be adjusted:


                             i. the Company shall file a certificate setting
forth such adjustment and the facts upon which such adjustment is based, with each transfer agent, if any, for this Warrant, the Series A Stock and any other securities issuable upon the exercise hereof; and

                             ii. the Company shall mail to the registered holder
of this Warrant notice of such adjustment, setting forth the facts on which such adjustment is based.

         7. Series A Stock Terms. So long as any Warrants are issued, outstanding and unexpired and any shares of Series A Stock are issued and outstanding, the Series A Stock shall have the rights set forth in the Articles of Amendment, attached hereto and incorporated herein. The Company shall not amend the rights of the Series A Stock set forth in the Articles of Amendment without the prior written unanimous consent of the holders of the Warrants then issued, outstanding and unexpired and the holders of the Series A Stock then issued and outstanding.

         8. Restrictive Legend on Share Certificates. Each certificate representing shares of Series A Stock issued upon exercise of this Warrant may bear a legend in substantially the following form:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE ISSUER HEREOF.

         9. Rights of Holders.
            ------------------

            a. Determination of Record Date of Purchase of Shares. Irrespective of the date of issue and delivery of certificates for any shares of Series A Stock issued upon exercise of this Warrant, each person in whose name any such certificate is issued shall for all purposes be deemed to have become the holder of record of the shares of Series A Stock represented thereby on the date on which the Warrant was duly exercised in accordance with the terms hereof.

            b. No Voting Rights. The holder of this Warrant shall not by reason thereof have any right to vote at or to receive notice of any meeting of shareholders of the Company, nor shall such holder's consent be required with respect to any action or proceeding of the Company, nor shall such holder have any right by reason of this Warrant to receive any cash dividends, stock certificates, allotments or rights or other distributions paid, allotted or distributable to the holders of Series A Stock prior to or as of a record date prior to the issuance to the holder hereof of the Series A Stock which such holder shall then be entitled to receive upon the exercise of this Warrant.

         10. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered (by physical delivery or by telefax or any other electronic means) to a party at the following address or to such other address as such party may hereafter specify by notice to the others:

               If to the holder hereof, to:
                        TFX Equities Incorporated
                        630 W. Germantown Pike, Suite 450
                        Plymouth Meeting, PA 19462
                        Attention:  President
                        Fax:  (610) 834-1029

               If to the Company, to:

                        Microlog Corporation
                        20270 Goldenrod Lane
                        Germantown, MD 20876
                        Attention:  President
                        Fax:  (301) 916-2475

         11. Exchange of Warrant Certificate. The registered holder of this Warrant may exchange this Warrant Certificate upon the surrender hereof to the Company for one or more new Warrant Certificates of like tenor and date representing, in the aggregate, the right to purchase the number of shares of Series A Stock purchasable hereunder.

         12. Transfer of Warrant. The Warrant evidenced by this Certificate and all rights hereunder are transferable, subject to the provisions referred to in the legend appearing on the first page of this Warrant Certificate, by the registered holder hereof in person or by a duly authorized attorney on the books of the Company upon surrender of this Warrant Certificate to the Company, duly endorsed.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized officers on ___________, ___, 200__.


[CORPORATE SEAL]                      MICROLOG CORPORATION


                                      By:
                                               ---------------------------------
                                      Name:
                                               ---------------------------------
                                      Title:
                                               ---------------------------------

ATTEST:

By:
         -----------------------------
Name:
         -----------------------------
Title:
         -----------------------------

                                SUBSCRIPTION FORM

           (TO BE EXECUTED ONLY UPON EXERCISE BY THE REGISTERED HOLDER
                             OF THE WITHIN WARRANT)

                              MICROLOG CORPORATION

         The undersigned holder of the Warrant represented by the within Warrant Certificate hereby (a) irrevocably exercises such Warrant and purchases _________ shares of Series A Convertible Preferred Stock (the "Series A Stock") of Microlog Corporation, a Virginia corporation (the "Company") purchasable upon exercise of such Warrant and herewith makes payment of $__________ (______________ dollars) therefor in lawful money of the United States, all at the price and on the terms and conditions specified in the within Warrant Certificate, (b) surrenders this Warrant Certificate and all right, title and interest therein to the Company and (c) directs that (i) the certificates for the shares of Series A Stock issuable upon the exercise of such Warrant be registered in the name of the person and delivered to the address specified below and (ii) if such number of shares shall not be all of the shares purchasable hereunder, that a new Warrant Certificate of like tenor for the balance of the shares purchasable under the Warrant surrendered herewith also be so registered and delivered.


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(Name)                                                            (Signature of Owner)

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(Street Address)                                                  (Street Address)

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(City)            (State)          (Zip)                          (City)              (State)         (Zip)

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(Taxpayer Identification No.)                                     (Taxpayer Identification No.)


Dated:                                                            Dated:
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